                                                                    EXHIBIT 99.1

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                           4/1/01 to 05/31/2001
Determination Date                                                    06/14/2001
Distribution Date                                                     06/20/2001

1.    ORIGINAL DEAL PARAMETERS
      A.   Total Pool Balance                                                                                     $ 492,091,480.94
      B.   Yield Supplement Overcollateralization Amount                                                          $  51,194,480.94
      C.   Total Securities Balance                                                                               $ 440,897,000.00
      D.   Class A-1 Notes
           i.   Class A-1 Notes Balance                                                                           $ 108,260,000.00
           ii.  Class A-1 Notes Rate                                                                                        4.270%
           iii. Class A-1 Notes Accrual Basis                                                                           Actual/360
      E.   Class A-2 Notes
           i.   Class A-2 Notes Balance                                                                           $  78,243,000.00
           ii.  Class A-2 Notes Rate                                                                                        4.420%
           iii. Class A-2 Notes Accrual Basis                                                                               30/360
      F.   Class A-3 Notes
           i.   Class A-3 Notes Balance                                                                           $ 161,160,000.00
           ii.  Class A-3 Notes Rate                                                                                        4.880%
           iii. Class A-3 Notes Accrual Basis                                                                               30/360
      G.   Class A-4 Notes
           i.   Class A-4 Notes Balance                                                                           $  83,392,000.00
           ii.  Class A-4 Notes Rate                                                                                        5.310%
           iii. Class A-4 Notes Accrual Basis                                                                               30/360
      H.   Certificates
           i.   Certificates Balance                                                                              $   9,842,000.00
           ii.  Certificates Rate                                                                                           5.470%
           iii. Certificates Accrual Basis                                                                                  30/360
      I.   Servicing Fee Rate                                                                                                1.00%
      K.   Reserve Fund
           i.   Reserve Account Initial Deposit Percentage                                                                   2.50%
           ii.  Reserve Account Initial Deposit                                                                   $  12,302,287.02
      L.   Insurance Premium (Based on Total Securities Balance)                                                            0.165%
      M.   Number of Receivables                                                                                            23,243

2.    AVAILABLE FUNDS
      A.   Available Interest                                                                                     $   1,813,923.79
      B.   Available Principal
           i.   Principal Collections                                                                             $  19,461,321.65
           ii.  Prepayments in Full                                                                               $   3,607,924.01
           iii. Liquidation Proceeds                                                                              $              -
           iv.  Repurchased Receivables                                                                           $              -
                                                                                                                  ----------------
           v.   Total Principal Collections                                                                       $  23,069,245.66
      C.   Reserve Fund Draw                                                                                      $              -
      D.   Total Available Funds                                                                                  $  24,883,169.45

3.    SERVICING FEE
      A.   Servicing Fee                                                                                          $     410,076.23
      B.   Amount Unpaid from prior months                                                                        $              -

4.    NOTE INTEREST DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                             $     616,360.27
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                                   $           5.69

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                           4/1/01 to 05/31/2001
Determination Date                                                    06/14/2001
Distribution Date                                                     06/20/2001

      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                             $     451,505.58
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                                   $           5.77
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                             $   1,026,768.27
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                                   $           6.37
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                             $     578,115.04
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                                   $           6.93
      E.   Total Note Interest Distributed
           i.   Total Note Interest Distributed                                                                   $   2,672,749.16
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)                   $          24.76

5.    NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                             $  21,191,564.89
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                                   $         195.75
      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                             $              -
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                                   $              -
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                             $              -
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                                   $              -
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                             $              -
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                                   $              -
      E.   Total Note Principal Distributed
           i.   Total Note Principal Distributed                                                                  $  21,191,564.89
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)                  $         195.75

6.    NOTE DISTRIBUTABLE AMOUNT
      A.   Note Principal Distributable Amount
           i.   Total Note Principal Distributed                                                                  $  21,191,564.89
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)                  $         195.75
      B.   Note Interest Distributable Amount
           i.   Total Note Interest Distributed                                                                   $   2,672,749.16
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)                   $          24.76
      C.   Total Note Distributable Amount
           i.   Total Note Distributable Amount                                                                   $  23,864,314.05
           ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)                   $         220.51

7.    CERTIFICATE DISTRIBUTABLE AMOUNT
      A.   Certificate Interest Distributable Amount
           i.   Certificate Interest Distributed                                                                  $      70,285.55
           ii.  Certificate Interest Distributed (per $1,000 of Original Certificate Balance)                     $           7.14
      B.   Certificate Principal Distributable Amount
           i.   Certificate Principal Distributed                                                                 $              -
           ii.  Certificate Principal Distributed (per $1,000 of Original Certificate Balance)                    $              -
      C.   Certificate Distributable Amount
           i.   Certificate Distributable Amount                                                                  $      70,285.55
           ii.  Certificate Distributable Amount (per $1,000 of Original Certificate Balance)                     $           7.14

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                           4/1/01 to 05/31/2001
Determination Date                                                    06/14/2001
Distribution Date                                                     06/20/2001

8.    INSURANCE PAYMENT AMOUNT
      A.   Insurance Premium(s) Due
           i.   Current Amount Due                                                                                $     123,267.45
           ii.  Overdue Premiums                                                                                  $              -
      B.   Unreimbursed Insurance Payments
           i.   Current Amount Due                                                                                $              -
           ii.  Accrued Interest                                                                                  $              -
      C.   Total Insurance Payment Amount                                                                         $     123,267.45

9.    SUMMARY OF DISTRIBUTIONS
      A.   Available Funds                                                                                        $  24,883,169.45
      B.   Servicing Fee                                                                                          $     410,076.23
      C.   Class A-1 Distributable Amount                                                                         $  21,807,925.16
      D.   Class A-2 Distributable Amount                                                                         $     451,505.58
      E.   Class A-3 Distributable Amount                                                                         $   1,026,768.27
      F.   Class A-4 Distributable Amount                                                                         $     578,115.04
      G.   Certificate Distributable Amount                                                                       $      70,285.55
      H.   Insurance Payment Amount                                                                               $     123,267.45
      I.   Other Amounts Payable to the Insurer                                                                   $              -
      J.   Additional Note Principal                                                                              $              -
      K.   Reserve Fund Deposit                                                                                   $              -
      L.   Unpaid Subservicer Fee                                                                                 $              -
      M.   Release to Seller                                                                                      $     415,226.17

10.   POOL AND SECURITIES INFORMATION                                                        Beginning of Period  End of Period
                                                                                             -------------------------------------
      A.   Pool Balance                                                                      $    492,091,480.94  $ 469,015,700.20
      B.   Pool Balance (per $1,000 of Original Pool Balance)                                $          1,000.00  $         953.11
      C.   Number of Receivables                                                                          23,243            23,018
      D.   Yield Supplement Overcollateralization Amount                                     $     51,194,480.94  $  49,310,265.09
      E.   Aggregate Balance of Notes                                                        $    431,055,000.00  $ 409,863,435.11
      F.   Class A-1 Notes Balance                                                           $    108,260,000.00  $  87,068,435.11
      G.   Class A-1 Pool Factor                                                                       1.0000000         0.8042530
      H.   Class A-2 Notes Balance                                                           $     78,243,000.00  $  78,243,000.00
      I.   Class A-2 Pool Factor                                                                       1.0000000         1.0000000
      J.   Class A-3 Notes Balance                                                           $    161,160,000.00  $ 161,160,000.00
      K.   Class A-3 Pool Factor                                                                       1.0000000         1.0000000
      L.   Class A-4 Notes Balance                                                           $     83,392,000.00  $  83,392,000.00
      M.   Class A-4 Pool Factor                                                                       1.0000000         1.0000000
      N.   Certificates Balance                                                              $      9,842,000.00  $   9,842,000.00
      O.   Certificates Pool Factor                                                                    1.0000000         1.0000000
      P.   Total Notes and Certificates Balance                                              $    440,897,000.00  $ 419,705,435.11

11.   RECONCILIATION OF RESERVE FUND
      A.   Beginning Reserve Fund Amount                                                                          $  12,302,287.02
      B.   Net Investment Earnings                                                                                $      35,300.59
      C.   Reserve Fund Draw                                                                                      $              -
      D.   Reserve Fund Required Amount                                                                           $  11,725,392.51
      E.   Reserve Fund Deficiency                                                                                $              -
      F.   Release to Seller                                                                                      $     612,195.10

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                           4/1/01 to 05/31/2001
Determination Date                                                    06/14/2001
Distribution Date                                                     06/20/2001

12.   NET LOSSES
      A.   Net Losses for the Collection Period                                                                   $       6,535.08
      B.   Cumulative Net Losses for All Periods                                                                  $       6,535.08
      C.   Cumulative Net Loss Percentage                                                                                    0.00%

13.   DELINQUENT RECEIVABLES
      A.   Delinquent Receivables Count                                                               Number of Receivables
                                                                                             -------------------------------------
           i.   31-60 Days Past Due                                                                           63             0.27%
           ii.  61-90 Days Past Due                                                                           16             0.07%
           iii. 91 or More Days Past Due                                                                       1             0.00%
           iv.  Total Delinquent Receivables                                                                  80             0.35%
      B.   Delinquent Receivables Principal Balance                                                     Principal Balance
                                                                                             -------------------------------------
           i.   31-60 Days Past Due                                                          $      1,437,435.31             0.31%
           ii.  61-90 Days Past Due                                                          $        353,110.59             0.08%
           iii. 91 or More Days Past Due                                                     $         28,614.69             0.01%
           iv.  Total Delinquent Receivables                                                 $      1,819,160.59             0.39%
      C.   Rolling 3-Month Delinquency Rate
           i.   Delinquency Rate for Second Preceding Collection Period                                                        N/A
           ii.  Delinquency Rate for Preceding Collection Period                                                               N/A
           iii. Delinquency Rate for Current Collection Period                                                               0.39%
           iv.  Three Month Average                                                                                          0.39%

14.   TRIGGER EVENTS
      A.   Cumulative Net Loss Trigger Event
           i.   Cumulative Net Loss Trigger Event                                                                            0.65%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                            NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                     3.50%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                             NO

15.   REQUIRED RESERVE FUND INCREASE EVENT
      A.   Cumulative Net Loss Percentage
           i.   Cumulative Net Loss Trigger                                                                                  0.50%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                            NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                     2.75%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                             NO

16.   FEES AND EXPENSES
      A.   Subservicer Fee
           i.   Subservicer Fee Due                                                                               $     188,626.00
           ii.  Amount Unpaid from Prior Months                                                                   $              -
      B.   Trust Fees and Expenses                                                                                $              -

      I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.


                /s/ Elizabeth P. Anderson                   June 14, 2001
                ----------------------------------------------------------------

                Name:  Elizabeth P. Anderson                Date:
                Title: VP Finance